Exhibit 10.43

Amendment No. 5

to the

Amended and Restated Airbus A350 XWB Purchase Agreement

dated as of October 2, 2007

between

AIRBUS S.A.S.

and

US AIRWAYS, INC.

This Amendment No. 5 to the Amended and Restated Airbus A350 XWB Purchase Agreement between Airbus S.A.S. and US Airways, Inc., (this “Amendment”) is entered into as of December 20, 2013 by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A. (the “Buyer”).

W I T N E S S E T H

WHEREAS, the Buyer and the Seller entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007, which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 dated as of October 20, 2008 (“Amendment No. 1”), Amendment No. 2 dated as of January 16, 2009, Amendment No. 3 dated as of July 23, 2009 and Amendment No. 4 dated as of November 20, 2009 (the “Agreement”), relates to the sale by the Seller and the purchase by the Buyer of certain Airbus A350 XWB model aircraft;

WHEREAS, pursuant to, inter alia, (i) Amendment No. 1, (ii) Amendment No. 2 to the Amended and Restated Airbus A320 Family Aircraft Purchase Agreement (the “A320 Family Purchase Agreement”), and (iii) Amendment No. 2 to the A330 Purchase Agreement (the “A330 Purchase Agreement”), each dated as of October 20, 2008, the *****, in exchange for the Buyer’s agreement to amend, among other things, certain provisions of the Aggregate Agreements (as defined in Amendment No. 1) including the *****;

WHEREAS, all of the Buyer’s obligations related to the ***** under the A320 Purchase Agreement and the A330 Purchase Agreement have been *****;

WHEREAS, the Buyer has been given the ***** under the Agreement, and the Buyer hereby elects to *****,

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contemporaneously with the execution of this Amendment and the other amendments referenced herein, a *****;

WHEREAS, ***** in accordance with ***** with *****, respectively;

WHEREAS, ***** in accordance with ***** with *****, respectively;

WHEREAS, ***** in accordance with ***** and, ***** contained therein, the parties have agreed to the changes contemplated in this Amendment;

WHEREAS, the Buyer and the Seller have agreed to change the model designation for the eighteen (18) Aircraft identified in Clause 9.1.1 of the Agreement with ***** from A350-800 XWB to A350-900 XWB as set forth herein;

WHERAS, the Buyer and the Seller have agreed to change the Scheduled Delivery Month of each of the seven (7) Aircraft identified in Clause 9.1.1 of the Agreement with ***** as set forth herein;

WHEREAS, the Buyer and the Seller have agreed to amend certain additional terms of the Agreement as set forth herein; and

WHEREAS, the Buyer and the Seller have agreed to enter into (A) this Amendment, Amended and Restated Letter Agreement No. 2, Amended and Restated Letter Agreement No. 4, Third Amended and Restated Letter Agreement No. 5, Amended and Restated Letter No. 6, Amended and Restated Letter Agreement No. 7, Amended and Restated Letter Agreement No. 8-2, Second Amended and Restated Letter Agreement No. 9, Amended and Restated Letter Agreement No. 12, Amended and Restated Letter Agreement No. 13, and Amended and Restated Letter Agreement No. 14 to the Agreement, each dated as of even date herewith, (B) Amendment No. 15 to the A320 Family Purchase Agreement dated as of even date herewith, (C) Amendment No. 7 to the A330 Purchase Agreement dated as of even date herewith, and (D) Amendment No. 2 to the A350 XWB Financing Letter Agreement dated as of even date herewith.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

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1.	DEFINITIONS

1.1	Clause 0 of the Agreement is hereby amended by either inserting in alphabetical order, or by amending and restating, as the case may be, the following definitions:

A350XWB Family Aircraft Description Document or A350XWB Family ADD – as the context requires, either the A350XWB Family Aircraft Description Document Number V 000 XWB Issue 1.1, dated October 22, 2012, or any subsequent issue thereof applicable at the time of equipment selection, a copy of which has been annexed hereto as Exhibit A-2.A.

A350-900 XWB Standard Specification – the A350-900 standard specification document number V000.0900, Issue 1.2, dated October 22, 2012, which includes a maximum take-off weight of 268 metric tons, maximum landing weight of 205 metric tons and maximum zero-fuel weight of 192 metric tons, a copy of which has been annexed hereto as Exhibit A-2.B, which shall only be revised in accordance with Clause 2 of the Agreement.

ACS Equipment – any component, equipment, accessory or part of passenger seats, in-flight entertainment or connectivity (i.e., internet and telephonic equipment) installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems, Supplier Parts or BFE, for which there exists an ACS Support Agreement, unless the Buyer selects BFE Premium Class Seats, in which case the related in-flight entertainment in-seat components will be BFE.

ACS Supplier – any supplier of ACS Equipment.

ACS Support Agreement – an agreement between the Seller and an ACS Supplier, as described in Clause 17.4.2, containing enforceable and transferable warranties.

AirbusWorld – the portal made available by the Seller to the Buyer in accordance with the general terms and conditions for access to and use of the secure area of the Airbus world/online services agreement, between the Seller and the Buyer dated November 16, 2006.

Aircraft – any or all of the A350-900 XWB Aircraft under firm order and set forth in Clause 9.1.1.

BFE Engineering Definition – as defined in Clause 18.1.1.3.

BFE Premium Class Seats – as defined in Clause 2.4.2.

BFE Premium Class Seat Supplier – any supplier of BFE Premium Class Seats

BFE Supplier – any supplier of Buyer Furnished Equipment.

BFE Supplier Data – as defined in Clause 2.4.2.

Catalogue Items – as defined in Clause 2.4.1.

Contractual Definition Freeze or CDF – as defined in Clause 2.2.1.

Customization Milestone Chart – as defined in Clause 2.2.2.

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Declaration of Design and Performance or DDP – means the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

First Article Inspection or FAI – as defined in Clause 18.1.3.

Initial Technical Coordination Meeting or ITCM – as defined in Clause 2.2.2.

Propulsion Systems – the A350-900 XWB Propulsion Systems.

Seller Furnished Equipment or SFE – items of equipment that are identified in the Specification as being furnished by the Seller.

Seller Price Revision Formula – as set forth in Exhibit G-1.

Source Inspection or SI – as defined in Clause 18.1.3.

Specification – the A350-900 XWB Specification.

SPSA Application – means the application on AirbusWorld that provides the Buyer with access to the Supplier Product Support Agreements and the ACS Support Agreements.

Standard Specification – means the A350-900 XWB Standard Specification.

Supplier Part – any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems, ACS Equipment or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.

Technical Coordination Meeting or TCM – as defined in Clause 2.2.2.

1.2	*****

2.	SPECIFICATION

2.1	Clause 2.1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

QUOTE

2.1.1	A350-900 XWB Aircraft Specification

The Aircraft will be manufactured in accordance with the A350-900 XWB Standard Specification, as modified by the Specification Change Notices listed in Exhibit B-1.B. In no event will the A350-900 XWB Standard Specification contain any equipment not having functions at least equivalent to those set forth in the A350-900 XWB aircraft description document No. V 000 0900 Issue D dated December 15, 2006.

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The Seller agrees to promptly inform the Buyer of any applicable Standard Specification evolutions that the Seller is contemplating offering to other airlines for incorporation in the Aircraft.

2.1.1.1	A350XWB Family Aircraft Description Document – Comprehensive Offer

2.1.1.2	In addition to the A350-900 XWB Standard Specification, the Seller has issued an A350XWB Family Aircraft Description Document. This document includes, in addition to the basic aircraft features and functionalities set forth in the A350-900 XWB Standard Specification, under sections marked “Customization”, the options foreseen as of the date of its issuance. For the sake of clarity, it is agreed and understood that such options constitute the Seller’s customization offer. When such options call for the installation of equipment, such equipment shall be either SFE, ACS Equipment or BFE, as applicable at the time of customization of the Aircraft.

2.1.1.3	The A350XWB Family ADD lists in an appendix the equipment that shall be ACS Equipment to be fitted on the Aircraft. Such ACS Equipment shall be supplied by manufacturers qualified by the Seller as ACS Suppliers, under selection process by the Seller. The A350XWB Family ADD lists the ACS Suppliers contracted as of the date of its issuance.

The Buyer shall select the ACS Equipment from the A350XWB Family ADD, applicable at the time of customization, not later than at the date specified in the Customization Milestone Chart by written notice to the Seller. Such selection will subsequently be effected by means of an SCN.

The Seller shall purchase and take title to the ACS Equipment. The Seller shall place the purchase order for each item of ACS Equipment either:

*****

The format and recipient of the above notification shall be indicated to the Buyer during the customization process.

UNQUOTE

2.2	Clause 2.2 of the Agreement is hereby amended and restated to read in its entirety as follows:

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QUOTE

2.2	Milestones

2.2.1	Contractual Definition Freeze Date

The Customization Milestone Chart will specify the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month.

2.2.2	Customization Milestone Chart

Within ***** days after signature of this Agreement, the Seller will provide the Buyer with a chart (the “Customization Milestones Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft:

•	the Buyer needs to notify the Seller of the BFE Premium Class Seats, if any, together with the related BFE in-flight entertainment equipment in-seat components, and associated BFE Suppliers selected by the Buyer, if applicable, such notification to be made in advance of the initial technical coordination meeting (the “ITCM” or “Initial Technical Coordination Meeting”);

•	the Buyer needs to notify the Seller of the ACS Equipment and associated ACS Suppliers selected by the Buyer, such notification to be made in advance of the technical coordination meeting (the “TCM” or “Technical Coordination Meeting”); and

•	SCNs must be executed in order to integrate into the Specification any items requested by the Buyer from the options set forth in the Seller’s A350XWB Family ADD applicable at the time of customization or any other items that the Buyer wishes to have installed in the Aircraft pursuant to Clauses 2.4 and 18.

The TCM for ACS Equipment and the ITCM for BFE Premium Class Seats, if applicable, will take place at the A350XWB Customer Definition Centre in Hamburg, Germany.

UNQUOTE

2.3	Clause 2 of the Agreement is hereby amended by inserting, immediately following the end of Clause 2.3 thereof, the following:

QUOTE

2.4	Cabin Customization

2.4.1	Notwithstanding Clause 2.2.1, it is the Seller’s aim to provide the Buyer with flexibility with regard to the definition of the specification of the Aircraft cabin, while maintaining the scheduled Delivery Month of the Aircraft. The Buyer may either (a) select its cabin items exclusively through the selection of catalogue cabin solutions and options (“Catalogue Items”) developed by the Seller in the A350XWB Family ADD applicable at the time of customization or (b) in addition thereto, select BFE Premium Class Seats (and the related BFE in-flight entertainment in-seat components) in accordance with Clause 2.4.2.

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2.4.2	Alternative BFE Premium Seats for First and Business Class

Subject to the conditions set forth below, the Buyer may direct the Seller to install specific alternative BFE premium seats for first and business class (the “BFE Premium Class Seats”). Such BFE Premium Class Seats will be subject to the provisions of Clause 18, as well as the following prerequisites:

•	they will be manufactured exclusively by ACS Suppliers of seats;

•	they will be compliant with the interfaces predefined by the Seller and communicated to the above ACS Suppliers; and

•	any related BFE in-flight entertainment in-seat components to be incorporated into the BFE Premium Class Seats will be BFE items developed by a qualified ACS Supplier.

If the Buyer does not supply the Seller with the BFE Supplier data necessary to successfully pass the first seat maturity gate of the BFE Premium Class Seats (the “BFE Supplier Data”) by the date set forth in the Customization Milestone Chart, the Buyer will choose at such time i) the ACS Equipment option in respect of premium business and first class seats or ii) the option to take Delivery of the Aircraft without the BFE Premium Class Seats (and the related BFE in-flight entertainment in-seat components), and in either case the Buyer’s option to select BFE Premium Class Seats will lapse.

It will be the Buyer’s sole responsibility to ensure that all studies and engineering developments will have been performed in due time, in anticipation of providing the corresponding BFE Engineering Definition for such BFE Premium Class Seats and the related BFE in-flight entertainment in-seat components, including the associated Declaration of Design and Performance.

UNQUOTE

3.	PRICE

Clauses 3.1 and 3.2 of the Agreement are hereby amended and restated to read in their entirety as follows:

QUOTE

3.1	Base Price of Aircraft

3.1.1	The Base Price of each A350-900 XWB Aircraft, except those identified by *****, is the sum of

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(i)	US $ ***** (US dollars — *****), representing the price of an A350-900 XWB model aircraft built to the A350-900 XWB Standard Specification (inclusive of the galleys that are now part of the A350-900 XWB Standard Specification, but excluding Buyer Furnished Equipment, ACS Equipment and SCNs), at delivery conditions prevailing in *****;

(ii)	US $ ***** (US dollars — *****), representing the price of all SCNs in Exhibit B-1.B at delivery conditions prevailing in *****; and

(iii)	the price of any SCNs that may be mutually agreed upon subsequent to signature of this Agreement.

3.1.2	The Base Price of each A350-900 XWB Aircraft, identified by *****, is the sum of

(i)	US $ ***** (US dollars — *****), representing the price of an A350-900 XWB model aircraft built to the A350-900 XWB Standard Specification (excluding Buyer Furnished Equipment, ACS Equipment and SCNs), at delivery conditions prevailing in *****;

(iv)	US $ ***** (US dollars — *****), representing the price of the galleys that are now part of the A350-900 XWB Standard Specification as SFE, at delivery conditions prevailing in *****;

(v)	US $ ***** (US dollars — *****), representing the price of all SCNs in Exhibit B-1.B at delivery conditions prevailing in *****; and

(vi)	the price of any SCNs that may be mutually agreed upon subsequent to signature of this Agreement.

3.2	The Final Contract Price of an Aircraft

The Final Contract Price of an Aircraft will be the sum of:

(i)	the Base Price of the applicable Aircraft, adjusted to the Delivery Date of such Aircraft in accordance with the Seller Price Revision Formula;

(ii)	the price of any SCN for the Aircraft entered into after the date of signature of this Agreement, as adjusted to the Delivery Date in accordance with the Seller Price Revision Formula;

(iii)	the price of any and all ACS Equipment selected by the Buyer from the applicable Seller’s A350XWB Family Aircraft Description Document and purchased by the Seller, at prices established pursuant to Clause 2.1.1.3; and

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(iv)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.

UNQUOTE

4.	*****

5.	DELIVERY

5.1	Clause 9.1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

QUOTE

9.1.1	Subject to any delay contemplated by Clauses 2, 7, 8, 10, 11.2, 18 or 21.2, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each, a “Scheduled Delivery Month”).

Year	*****	Aircraft	Scheduled Delivery Month
2017	*****	A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft	*****
2018	*****

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

*****
2019	*****	A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft	*****

TOTAL	22

UNQUOTE

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5.2	Clause 9.1.2.5 of the Agreement is hereby deleted in its entirety.

6.	SUPPLIER WARRANTIES AND SERVICE LIFE POLICY

Clause 12.3 of the Agreement is hereby amended and restated to read in its entirety as follows:

QUOTE

12.3	Supplier and ACS Supplier Warranties and Service Life Policy

12.3.1	Seller’s Support

Before Delivery of the first Aircraft, the Seller will provide the Buyer, in accordance with the provisions of Clause 17, with:

(a)	the warranties and service life policies that the Seller has obtained for the Supplier Parts pursuant to the Supplier Product Support Agreements; and

(b)	the warranties that the Seller has obtained for the ACS Equipment pursuant to the ACS Support Agreements.

12.3.2	Supplier’s Default

12.3.2.1	If any Supplier under any warranty referred to in Clause 12.3.1 defaults in the performance of any material obligation under such warranty with respect to a Supplier Part, the Buyer has used its best efforts to enforce its rights under such warranty, and the Buyer submits reasonable evidence, within a reasonable time, that such default has occurred, then Clause 12.1 of this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part, to the extent the Seller can reasonably perform said Supplier’s obligations, except that the Supplier’s warranty period indicated in the applicable Supplier Product Support Agreement will apply.

12.3.2.2	If any Supplier under any service life policy referred to in Clause 12.3.1 defaults in the performance of any material obligation under such service life policy with respect to a Supplier Part, the Buyer has used best efforts to enforce its rights under such service life policy, and the Buyer submits within a reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 will apply to the extent the same would have applied had such Supplier Part been listed in Exhibit C, to the extent that the Seller can reasonably perform said Supplier’s service life policy.

12.3.2.3	At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to, and arising by reason of, such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.3.3	ACS Supplier Default

The provisions set forth in Clause 12.3.2 above will not apply to any ACS Supplier or any ACS Equipment.

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UNQUOTE

7.	INTEGRATION OF EQUIPMENT DATA

A new Clause 14.3.3 is inserted into the Agreement immediately following the end of Clause 14.3.2.7 thereof, as follows:

QUOTE

14.3.3	ACS Equipment

The Seller will introduce ACS Equipment data for the ACS Equipment that is installed on the Aircraft by the Seller, into the customized Technical Data, ***** for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft.

UNQUOTE

8.	TRAINING AND TRAINING AIDS

8.1	Clauses 16.9 of the Agreement is hereby amended and restated to read in its entirety as follows:

QUOTE

16.9	Supplier and Propulsion Systems Manufacturer Training

The Seller will ensure that major Suppliers and the Propulsion System manufacturer provide maintenance training and overhaul training on their products at appropriate times. Upon the Buyer’s request, the Seller will provide to the Buyer a list of the maintenance and overhaul training courses provided by major Suppliers, ACS Suppliers and the Propulsion System manufacturer.

UNQUOTE

8.2	Clauses 16.11 of the Agreement is hereby amended and restated to read in its entirety as follows:

QUOTE

16.11	Proprietary Rights

The Seller’s proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation shall remain with the Seller, its Affiliates, its Suppliers or ACS Suppliers, as the case may be. All such training materials are supplied for the sole use by the Buyer in training its personnel to maintain and operate the Aircraft.

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These proprietary rights shall also apply to any translation of such materials into a language or languages or medium or media that may have been performed or caused to be performed by the Buyer.

UNQUOTE

9.	SUPPLIER PRODUCT SUPPORT

New Clauses 17.4, 17.5 and 17.6 are inserted into the Agreement immediately following the end of Clause 17.3 thereof, as follows:

QUOTE

17.4	ACS Suppliers Support Agreements

17.4.1	The Seller has negotiated ACS Support Agreements with ACS Suppliers with respect to the ACS Equipment of which the Buyer is an express third party beneficiary.

17.4.2	These ACS Support Agreements are based on the “World Airlines Suppliers Guide”, are made available to the Buyer through the SPSA Application, and include ACS Supplier commitments contained in the ACS Support Agreements. Such commitments shall be substantially the same as those included in the Supplier Product Support Agreements, except that guarantees, if any, shall be negotiated directly between the Buyer and the ACS Suppliers.

17.4.3	ACS Supplier Compliance

The Seller will monitor ACS Suppliers’ compliance with support commitments provided in the ACS Support Agreements and will provide assistance to the Buyer as may reasonably be required.

17.5	Negotiation by the Buyer

Nothing in this Clause 17 shall be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier or an ACS Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts or ACS Equipment selected by the Buyer to be installed on the Aircraft.

17.6	Familiarization Training

Upon the Buyer’s request, the Seller will provide the Buyer with Supplier Product Support Agreements and ACS Support Agreements familiarization training at the Seller’s facilities in Blagnac, France.

UNQUOTE

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10.	BUYER FURNISHED EQUIPMENT

Clause 18 of the Agreement is amended and restated to read in its entirety as follows:

QUOTE

18	BUYER FURNISHED EQUIPMENT AND ACS EQUIPMENT

18.1	Buyer Furnished Equipment

18.1.1	Administration

18.1.1.1	Without additional charge and in accordance with the Specification, the Seller will provide for the installation of the Buyer Furnished Equipment.

18.1.1.2	It is a prerequisite to the installation that the considered BFE Supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. The Buyer will be responsible for ensuring that any BFE that is the subject of an SCN shall comply with the conditions set forth in this Clause 18.1.

18.1.1.3	The Seller will advise the Buyer of the dates by and location to which, in the planned release of engineering for the Aircraft, the Seller requires the BFE Supplier Data as set forth in Clause 2.4.2 and, subsequently, the final written detailed engineering definition, encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The BFE Engineering Definition will include the dimensions and weight of the BFE, the information related to its certification and the information necessary for the installation and operation thereof, including 3D models compatible with the Seller’s systems.

The Buyer will furnish, or cause the BFE Suppliers to furnish, the BFE Supplier Data and the BFE Engineering Definition by the dates specified by the Seller in the Customization Milestone Chart as set forth in Clause 2.2.2. Thereafter, the BFE Engineering Definition will not be revised, except through an SCN executed in accordance with Clause 2.

18.1.1.4	The Seller will provide the Buyer in due time with a schedule of dates and the shipping addresses for delivery of the BFE and (when requested by the Seller) additional spare BFE to permit installation of the BFE on the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer will provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, to allow performance of any assembly, installation, test, or acceptance process in accordance with the Seller’s industrial schedule.

The Buyer will also provide, when requested by the Seller, at Airbus Operations S.A.S. works in Toulouse (France) and/or at Airbus Operations GmbH works in Hamburg (Germany), as applicable, adequate field service, including support from BFE Suppliers, to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2	At a suitable time prior to CDF, and without prejudice to the Buyer’s obligations hereabove, the Seller will organize, when relevant, an ITCM between the Seller, the Buyer and BFE Suppliers at the A350XWB Customer Definition Centre in Hamburg, Germany. During such ITCM, the Seller’s employees will be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

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In order to facilitate the follow-up of the timely receipt of BFE, the Seller reserves the right to request from the Buyer the dates and references of any relevant BFE purchase order placed by the Buyer and/or a copy of such purchase order (excluding any commercial or confidential data).

18.1.3	The Buyer hereby agrees:

(i)	to attend the First Article Inspection (“FAI”) for the first shipset of all BFE Premium Class Seats and the related BFE in-flight entertainment system. Should the Buyer not attend such FAI, the Buyer will delegate the FAI to the BFE Supplier and confirmation thereof will be supplied to the Seller in writing. Should the Buyer not attend the FAI, the Buyer will be deemed to have accepted the conclusions of the BFE Supplier with respect to such FAI; and

(ii)	to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all BFE Premium Class Seats and, the related BFE in-flight entertainment system. Should the Buyer not attend such SI, the Buyer will delegate the SI to the BFE Supplier and confirmation thereof will be supplied to the Seller in writing. Should the Buyer not attend the SI, the Buyer will be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller agrees to be present at the following key BFE Premium Class Seat program milestone meetings: product design review (“PDR”), critical design review (“CDR”) and FAI.

18.1.4	The BFE will be imported into France or Germany by the Buyer under a suspensive customs system (“Régime de l’entrepôt douanier ou régime de perfectionnement actif “ or “Zollverschluss”) without application of any French or German tax or customs duty, and will be Delivered At Place (DAP) (as defined in Incoterms 2000: ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce), to

Airbus Operations S.A.S.

316 Route de Bayonne

31300 Toulouse, France

or

Airbus Operations GmbH

Kreetslag 10

21129 Hamburg

Germany

as provided in Clause 18.1.1.

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18.1.5	If the Buyer requests the Seller to supply directly certain items that are considered BFE (other than the BFE Premium Class Seats or the related in-flight entertainment in-seat components) according to the Specification, and if such request is notified to the Seller in due time in order not to affect the Delivery Date of the Aircraft, the Seller may agree to order such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment, and any other customary conditions of the Agreement. In such a case the Seller will be entitled to ***** and will bear no liability in respect of delay and product support commitments for such items.

18.1.6	Requirements

The Buyer is responsible for assuring and warranting, at its expense, that BFE will (i) be manufactured by a qualified supplier in accordance with the provisions of Clause 18.1.1, (ii) meet the requirements of the applicable Specification, (iii) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, (iv) be approved by the applicable Aviation Authority delivering the Export Certificate of Airworthiness and by the FAA for installation and use on the Aircraft at the time of Delivery of such Aircraft, v) be delivered with the relevant certification documentation, including but not limited to the DDP, (vi) comply with the BFE Engineering Definition and (vi) be, in the case of BFE Premium Class Seats and the related in-flight entertainment in-seat components, supplied by a qualified ACS Supplier. The Seller will be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

18.1.7	Buyer’s Obligation and Seller’s Remedies

18.1.7.1	Any delay or failure by the Buyer or the BFE Suppliers in:

(i)	furnishing the BFE in a serviceable condition at the requested delivery date;

(ii)	complying with the warranty in clause 18.1.6 or in providing the BFE Engineering Definition or field service mentioned in Clause 18.1.1; or

(iii)	obtaining any required approval for such BFE equipment under the regulations of the above mentioned Aviation Authorities,

may delay the performance of any act to be performed by the Seller, and cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated delivery schedule, including, in particular, the costs the Seller incurs that are attributable to the delay or failure described above, such as storage, taxes, insurance and costs of out-of-sequence installation.

18.1.7.2	In addition to the consequences outlined in Clause 18.1.7.1, in the event of a delay or failure described in Clause 18.1.7.1,

(i)	the Seller may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft will also be increased by the purchase price of such equipment, plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for adjustment and calibration; or

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(ii)	if the BFE is delayed more than ***** beyond, or unapproved within ***** of the date specified in Clause 18.1.1, then the Seller may deliver the Aircraft, or the Buyer may elect to have the Aircraft delivered, without the installation of such equipment, notwithstanding the terms of Clause 7.2 insofar as it may otherwise have applied, whereupon the Seller will be relieved of all obligations to install such equipment.

18.1.8	Title and Risk of Loss

Title to (subject to Clause 18.1.9(iv)) and risk of loss of the BFE will at all times remain with the Buyer that is the owner thereof, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

18.1.9	Disposition of BFE Following Termination

If a termination of this Agreement pursuant to the provisions of Clause 21 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove all items of BFE that can be removed without causing damage to the Aircraft or rendering any system in the Aircraft unusable and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce the Seller’s damages resulting from the termination. In addition, the following terms will apply in the case of such a termination:

(i)	The Buyer will cooperate with the Seller in facilitating the sale of the BFE pursuant to the first paragraph of this Clause 18.1.9 and will be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. ***** The Buyer will reimburse the Seller for all such costs within ***** of receiving documentation of such costs from the Seller.

(ii)	The Seller will notify the Buyer as to those items of BFE not sold by the Seller pursuant to the first paragraph of this Clause 18.1.9, and, at the Seller’s request, the Buyer will remove such items from the Seller’s facility within ***** days of the date of such notice. The Buyer will have no claim against the Seller for damage or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

(iii)	The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being deinstalled from the Aircraft, provided that the Seller will use reasonable care in such deinstallation.

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(iv)	The Buyer will grant title to the Seller for any BFE items that cannot be removed from the Aircraft.

18.2	ACS Equipment

18.2.1	Administration

***** the Seller will install those items of equipment that are identified in the Specification as being ACS Equipment.

18.2.2	Meetings with ACS Suppliers

The Seller will be entitled to request the participation of the Buyer in meetings with ACS Suppliers, subject to reasonable prior notice.

UNQUOTE

11.	*****

Clause ***** of the Agreement is hereby amended and restated to read in its entirety as follows:

QUOTE

*****

UNQUOTE

12.	TERMINATION EVENT

Clause 21.1(11) of the Agreement is hereby amended and restated to read in its entirety as follows:

QUOTE

INTENTIONALLY LEFT BLANK.

UNQUOTE

13.	*****

Clause 22.14 of the Agreement is hereby amended and restated to read in its entirety as follows:

QUOTE

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INTENTIONALLY LEFT BLANK.

UNQUOTE

14.	*****

Paragraph 10 of Amendment No. 1 is hereby amended and restated to read in its entirety as follows:

QUOTE

INTENTIONALLY LEFT BLANK.

UNQUOTE

15.	EXHIBIT A – SPECIFICATION

Exhibits A-1.A, A-1.B, A-2.A, A-2.B, A-3.A and A-3.B to the Agreement are hereby deleted in their entirety and replaced with Exhibits A-2.A and A-2.B attached hereto.

16.	EXHIBIT B – SCN

Exhibit B-1.B to the Agreement is hereby amended by deleting the word “A350-800XWB” in its entirety and replacing it with “A350-900 XWB”.

17.	EXHIBITS G-1 AND G-2 – SELLER PRICE REVISION FORMULA

17.1	Exhibit G-1 is amended by amending and restating the first sentence thereof in its entirety as follows:

“The Base Price of the A350-900 XWB Aircraft is quoted in Clause 3.1.1 of the Agreement, except for the A350-900 XWB Aircraft identified by *****, the Base Price of which is quoted in Clause 3.1.2 of the Agreement.”

17.2	Exhibit G-2 of the Agreement is hereby deleted in its entirety.

18.	EXHIBITS I AND J – ASSIGNMENT

18.1	A new Exhibit I is inserted into the Agreement immediately following Exhibit H, as follows:

QUOTE

INTENTIONALLY LEFT BLANK.

UNQUOTE

18.2	A new Exhibit J is inserted into the Agreement immediately following Exhibit I, as attached hereto.

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19.	PREDELIVERY PAYMENTS

Letter Agreement No. 2 to the Agreement dated as of October 2, 2007 is hereby amended and restated in its entirety as the Amended and Restated Letter Agreement No. 2 dated as of even date herewith.

20.	*****

21.	*****

Letter Agreement No. 4 to the Agreement dated as of October 2, 2007 is hereby amended and restated in its entirety as the Amended and Restated Letter Agreement No. 4 dated as of even date herewith.

22.	*****

The Second Amended and Restated Letter Agreement No. 5 to the Agreement dated as of November 20, 2009 is hereby amended and restated in its entirety as the Third Amended and Restated Letter Agreement No. 5 dated as of even date herewith.

23.	SPECIFICATION MATTERS

Letter Agreement No. 6 to the Agreement dated as of October 2, 2007 is hereby amended and restated in its entirety as the Amended and Restated Letter Agreement No. 6 dated as of even date herewith.

24.	PRODUCT SUPPORT

Letter Agreement No. 7 to the Agreement dated as of October 2, 2007 is hereby amended and restated in its entirety as the Amended and Restated Letter Agreement No. 7 dated as of even date herewith.

25.	A350-800 XWB PERFORMANCE GUARANTEES

Letter Agreements No. 8-1.A and 8-1.B to the Agreement, each dated as of October 2, 2007, are hereby terminated in their entirety.

26.	A350-900 XWB PERFORMANCE GUARANTEES

Letter Agreements No. 8-2.A and 8-2.B to the Agreement, each dated as of October 2, 2007, are hereby amended and restated in their entirety as the Amended and Restated Letter Agreement No. 8-2 dated as of even date herewith.

27.	*****

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28.	*****

29.	*****

30.	*****

31.	EFFECT OF AMENDMENT

31.1	Upon execution, this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

31.2	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

32.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

33.	GOVERNING LAW

The governing law shall be as set forth in Clause 22.4 of the Agreement.

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34.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.	AIRBUS S.A.S.

By:	By:
Its:	Its:

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EXHIBIT A-2.A

The A350XWB Family Aircraft Description Document is contained in a separate folder.

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EXHIBIT A-2.B

The A350XWB Standard Specification is contained in a separate folder.

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EXHIBIT J

EXHIBIT J

The warranty assignment is contained in a separate folder.

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EXHIBIT J

AIRFRAME WARRANTIES AGREEMENT

Dated [            ], [        ]

between

US AIRWAYS, INC.

and

[Assignee]

and

AIRBUS S.A.S.

in respect of one (1) Airbus A[            ]-[    ] aircraft

bearing manufacturer’s serial number [            ]

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Airframe warranties agreement – US AIRWAYS, INC. – A[ ]-[ ] - MSN [ ]	1

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION	4

2.	ASSIGNMENT	5

3.	CONSENT	5

4.	CONDITIONS TO AIRBUS CONSENT

5.	ONWARD TRANSFER OF RIGHTS

6.	NON-DISCLOSURE	7

7.	FURTHER ACTS

8.	WAIVER	8

9.	ILLEGALITY	8

10.	NOTICES	8

11.	COUNTERPARTS	9

12.	EFFECTIVE DATE	9

13.	GOVERNING LAW AND JURISDICTION	10

SCHEDULE 1

THE WARRANTIES

SCHEDULE 2

FORM OF NOTICE TO MANUFACTURER

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THIS AIRFRAME WARRANTIES AGREEMENT (the “Agreement”) dated [            ], [            ] is made

BETWEEN:

(1)	US AIRWAYS, INC., a company organized and existing under the laws of the State of Delaware, United States of America, having its principal office at 111 West Rio Salado Parkway, Tempe, AZ 85281, United States of America (the “Assignor”);

(2)	[ASSIGNEE], [ ] (the “Assignee”); and

(3)	AIRBUS S.A.S., (legal successor of AVSA, S.A.R.L), a Société par Actions Simplifiée duly created and existing under French law having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, France, together with its successors and assigns (“Airbus”);

(the Assignor, the Assignee and Airbus hereinafter collectively referred to as the “Parties” and individually as a “Party”).

WHEREAS

(A)	Pursuant to the Amended and Restated Airbus A350 XWB Purchase Agreement dated as of 2 October 2007 between Airbus (as defined below) and the Assignor, as amended and supplemented from time to time (the “Purchase Agreement”), the Assignor agreed, amongst other things, to purchase the Aircraft (as defined below) from Airbus;

(B)	[Pursuant to an [Aircraft Sale Agreement] dated [ ] [ ], [ ] between the Assignor and the Assinee (the “Aircraft Sale Agreement”), the Assignor has, inter alia, agreed to sell the Aircraft to the Assignee and assign the Warranties to the Assignee;][1]

[1]	Insert for sale of Aircraft

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(D)	[Pursuant to an Aircraft Operating Lease Agreement dated as of [ ] [ ], [ ] between the Assignor and the Assignee (the “Lease Agreement”), the Assignor has agreed to lease the Aircraft to the Assignee and assign the Warranties to the Assignee [for the term of the Lease Agreement.]2][3]

NOW, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement, including the recitals and schedules, the following terms shall have the following meanings:

“Aircraft” means collectively the Airframe and the aircraft engines installed thereon;

“Airframe” means the Airbus A[    ]-[    ] aircraft bearing manufacturer’s serial number [            ] (excluding the aircraft engines installed thereon) together with all parts incorporated in, installed on or attached to such airframe on the Delivery Date;

“Business Day” means a day (other than a Saturday or a Sunday) on which banks and foreign exchange markets are open for business in the United States, Germany and France;

“Confidential Information” means the terms and conditions of clauses 12 and 13 of the Purchase Agreement and this Agreement;

“Delivery” means [the delivery of and transfer of title to the Aircraft in accordance with the Aircraft Sale Agreement]4 [the delivery of and commencement of the lease of the Aircraft in accordance with the Lease Agreement]5;

“Delivery Date” means the date on which Delivery occurs;

“Notice” means a notice delivered by both Assignee to Airbus in the form set out in Schedule 2;

[2]	Specific limitations on assignment to be inserted.
[3]	Insert for lease of aircraft.
[4]	Insert for sale of aircraft.
[5]	Insert for lease of aircraft.

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“Transaction Documents” means [                    ] (as defined in the [Sale Agreement][Lease Agreement]);

“Warranties” means the warranty rights in respect of the Airframe given by Airbus pursuant to clause 12 (Warranties and Service Life Policy) and clause 13 (Patent and Copyright Indemnity) of the Purchase Agreement, as set out in Schedule 1, to the extent remaining as of the date hereof; and

1.2	In this Agreement, unless otherwise stated, a reference to any Clause or Schedule is a reference to such Clause or Schedule of this Agreement, and the headings of Clauses and Schedules are inserted for convenience of reference only and shall not affect the interpretation.

1.3	Reference to any document or agreement means such document or agreement as originally signed, or as modified, amended, varied, or supplemented from time to time.

2.	ASSIGNMENT

Subject to the terms and conditions of this Agreement, Assignor does hereby assign, transfer and set over unto the Assignee all the Assignor’s rights and interest in and to the Warranties [for the term of the Lease Agreement]6. The Assignee hereby accepts such assignment subject to the terms hereof. The parties hereto acknowledge that following the assignment accomplished hereby Assignor has no right to enforce the Warranties or to obtain any recovery or benefit resulting from the enforcement of the Warranties, in each case except for claims under the Warranties arising prior to the date of this Agreement [until the termination of the Lease Agreement. Following the termination of the Lease Agreement, this Agreement and the assignment accomplished hereby shall terminate, all the rights assigned hereunder with respect to the Warranties shall be the property of the Assignor and the Assignee shall deliver the Notice to Airbus with a copy to Assignor; provided that the Assignee shall retain any recovery or benefit resulting from the enforcement of any of the Warranties in respect of the Aircraft to the extent that such enforcement relates to a warranty claim arising from facts events or circumstances that occurred prior to the termination of the Lease Agreement.].

[6]	Specific limitations on assignment to be inserted.

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3.	NOTIFICATION

3.1	This Assignment shall at the [Assignor’s/Assignee’s] expense be notified to Airbus within fourteen (14) days following the date hereof in accordance with the provisions of article 1690 of the French Civil Code.

3.2	In addition to the notification required pursuant to Clause 3.1, the Assignor shall on or prior to the Delivery Date, notify Airbus of this Assignment in accordance with clause 136 of the Law of Property Act (1925) and obtain the execution by Airbus of the Notice, Acknowledgment and Consent.

4.	CONSENT

Airbus hereby consents to the assignment of the Warranties by Assignor to Assignee, subject to the terms hereof.

5.	CONDITIONS TO AIRBUS CONSENT

The consent of Airbus to the assignment of the Warranties is subject to the following conditions:

5.1	the Assignee shall have no obligation or liability under the Purchase Agreement by reason of or arising out of this Agreement, provided that the terms and conditions of the Warranties shall apply to all claims made in respect thereof shall be binding upon the Assignee and the Assignee shall be subject to all obligations, restrictions, limitations and conditions of the Warranties with respect to the making of such claim (including, without limitation, the waiver, release and renunciation in clause 12 of the Warranties) to the same extent as if had been named “Buyer” thereunder;

5.2	this Agreement shall not constitute a novation of the Purchase Agreement, and the Assignor shall not be discharged from any of its obligations under the Purchase Agreement by reason of this Agreement;

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5.3	nothing herein shall modify in any way the rights of Airbus under the Purchase Agreement or subject Airbus to any liability, obligations, costs, losses, expenses or damages to which it would not otherwise be subject;

5.4	Airbus shall incur no liability, obligations, costs, losses, expenses or damages whatsoever by reason of any of the Transaction Documents or any of the transactions contemplated thereby and the Assignor shall indemnify and hold harmless Airbus against any such liabilities, obligations, costs, losses, expenses or damages so incurred, except to the extent caused solely by the gross negligence (“faute lourde”) or wilful misconduct (“faute dolosive”) of Airbus;

5.5	[if, at any time prior to the receipt of the Notice by Airbus, there shall at any time be any dispute as to which of the Assignor or the Assignee is the beneficiary of any particular right or interest in respect of the Warranties, Airbus shall be entitled to perform the corresponding obligations exclusively in favour of the Assignor.][7]

6.	ONWARD TRANSFER OF RIGHTS

Neither the Assignor nor the Assignee may assign, sell, transfer, delegate or otherwise dispose of any of their respective rights or obligations hereunder without the prior written consent of the other Parties.

7.	NON-DISCLOSURE

7.1	Each of the Assignor and the Assignee undertakes to Airbus that it shall treat the Confidential Information as strictly confidential and shall not disclose it to any person except:

(a) as required by any applicable law or governmental regulations provided that the Assignee and/or the Assignor, as the case may be, shall use their reasonable efforts to obtain assurance that such information will be treated confidentially;

(b) with the prior written consent of Airbus and the Assignor;

[7]	Insert for lease of aircraft.

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(c) as required in connection with any legal proceedings arising from or in connection with this Agreement provided that the Assignee and/or the Assignor, as the case may be, shall use their reasonable efforts to obtain assurance that such information will be treated confidentially; and

(d) to its affiliates, auditors, accountants and legal advisors provided that such auditors, accountants or legal advisors are under an ethical obligation to, or agree to, treat the Confidential Information as strictly confidential.

7.2	Each of the Assignor and the Assignee agrees that it shall be responsible for any breach of this confidentiality clause by any of its representatives, employees, legal advisors, accountants and/or auditors.

8.	FURTHER ACTS

The Parties agree that at any time and from time to time, and at the cost of the Assignor, they shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as may reasonably be necessary in order to give full effect to this Agreement and the rights and powers herein granted.

9.	WAIVER

No term or provision of this Agreement may be changed, waived, discharged or terminated except by written instruments signed by or on behalf of each of the Parties.

10.	ILLEGALITY

10.1	If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, neither the legality, validity or enforceability of the remaining provisions shall in any way be affected or impaired.

10.2	Any provision of this Agreement which may prove to be or become illegal, invalid or unenforceable in whole or in part shall so far as reasonably possible be performed according to the spirit and purpose of this Agreement.

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11.	NOTICES

Any notice or other communication given or made under this Agreement shall be in writing and, provided it shall be addressed as set out below, shall be deemed to have been duly given:

(a)	if sent by personal delivery, upon delivery at the address of the relevant Party (provided that if the date of delivery is not a Business Day, notice shall be deemed to have been received on the first following Business Day);

(b)	if sent by post, then five Business Days after posting;

(c)	if sent by fax, when dispatched with correct confirmation printout (provided that if the date of receipt is not a Business Day, notice shall be deemed to have been received on the first following Business Day), to the Parties as follows:

in the case of the Assignor to:

US Airways, Inc.

111 W. Rio Salado Parkway

Tempe, AZ 85281

Attention: Tom Weir, Vice President and Treasurer

Tel: (480) 693-3685

Fax: (480) 693-5886

in the case of the Assignee to:

[                    ]

[                    ]

Attention: [                    ]

Tel: [                    ]

Fax: [                    ]

in the case of Airbus to:

Airbus S.A.S.

1, rond-point Maurice Bellonte

31707 Blagnac Cedex—France

Attention: Head of Contracts—Customer Services

Fax: +33 5. 61.93.46.10

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12.	COUNTERPARTS

This Agreement may be executed by the Parties in separate counterparts and any set of counterparts executed and delivered by the Parties shall constitute one and the same agreement and a full original agreement for all purposes.

13.	EFFECTIVE DATE

This Agreement shall enter into effect and be binding upon the Parties from the Delivery Date.

14.	GOVERNING LAW AND JURISDICTION

14.1	This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America.

14.2	The parties hereto irrevocably agree that the state and federal courts sitting in the State and City of New York, Borough of Manhattan shall have exclusive jurisdiction to settle any disputes arising out of or in connection with this Agreement.

14.3	Each of the Parties irrevocably and unconditionally waives (a) any immunity from the jurisdiction of any court mentioned in Article 16.2 and any immunity from suit, judgement, execution, set-off, attachment, arrest, specific performance, injunction or other judicial order or remedy to which it or any of its assets may be entitled at present or in the future in any jurisdiction in respect of any legal action or proceedings with respect to or in connection with this Agreement and (b) any objections to such jurisdiction on the ground of venue or forum non conveniens or any similar grounds.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in four (4) originals on the day and year first above written.

US AIRWAYS, INC.

Name:
Title:
Signature:

[ASSIGNEE],

Name:
Title:
Signature:

AIRBUS S.A.S.

Name:
Title:
Signature:

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SCHEDULE 1

THE WARRANTIES

[copy of clauses 12 and 13 of the Purchase Agreement]

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SCHEDULE 2

FORM OF NOTICE TO AIRBUS

To:	Airbus S.A.S. (“Airbus”),

1 rond-point Maurice Bellonte, 31707 Blagnac

Attn:	Head of Contracts—Customer Services
Copy:	US Airways, Inc.

111 W. Rio Salado Parkway

Tempe, AZ 85281

Attention: Tom Weir, Vice President and Treasurer

Tel: (480) 693-3685

Fax: (480) 693-5886

[Date]

One (1) Airbus A[            ]-[            ] aircraft bearing manufacturer’s serial number [            ] (the “Aircraft”)

1.	Capitalized terms used herein shall have the meaning ascribed to them in the airframe warranties agreement between US Airways, Inc., [ ] and Airbus dated [ ] [ ], [ ] with respect to the Aircraft (the “Airframe Warranties Agreement”).

2.	The Assignee hereby give notice to Airbus that the Assignee is no longer in possession of the Aircraft and that the leasing of the Aircraft has expired or has been terminated in accordance with the provisions of the Lease Agreement.

3.	This notice shall be governed by and construed in accordance with the laws of New York.

[ASSIGNEE],

Name:
Title:
Signature:

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Airframe warranties agreement – US AIRWAYS, INC. – A[ ]-[ ] - MSN [ ]	13

AMENDED AND RESTATED

LETTER AGREEMENT NO. 2

TO THE AMENDED AND RESTATED AIRBUS A350 XWB PURCHASE AGREEMENT

Dated as of October 2, 2007

As of December 20, 2013

US Airways, Inc.

111 West Rio Salado Parkway

Tempe, Arizona 85281

Re: PREDELIVERY PAYMENTS

Ladies and Gentlemen,

US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. Letter Agreement No. 2 dated as of October 2, 2007 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Amended and Restated Letter Agreement No. 2 (this “Letter Agreement”) have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties agree that this Letter Agreement constitutes an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	PREDELIVERY PAYMENTS

1.1	Predelivery Payment Schedule

1.1.1	Clauses 5.2.1, 5.2.2 and 5.2.3 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

5.2.1	Predelivery Payments will be paid by the Buyer to the Seller for each Aircraft. Predelivery Payments are *****.

5.2.2	The Predelivery Payment ***** per the following formula:

*****

where

*****

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5.2.3	Predelivery Payments will be paid to the Seller for each Aircraft according to the following schedule:

PAYMENT	PAYMENT DATE	DOLLAR AMOUNT OR PERCENTAGE OF PREDELIVERY PAYMENT REFERENCE PRICE
*****	*****	*****
*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
Total Payment before Delivery		*****

When the above Predelivery Payment Schedule is applied to any Aircraft that is firmly ordered after the date hereof, the Predelivery Payments set forth in the above table *****

All Predelivery Payments that are otherwise past due on signature of this Agreement will be paid at signature of this Agreement.

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UNQUOTE

2.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

3.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:		By:
	Name:		Name:
	Title:		Title:

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AMENDED AND RESTATED

LETTER AGREEMENT NO. 4

TO THE AMENDED AND RESTATED AIRBUS A350 XWB PURCHASE AGREEMENT

Dated as of October 2, 2007

As of December 20, 2013

US Airways, Inc.

111 West Rio Salado Parkway

Tempe, Arizona 85281

Re: *****

Ladies and Gentlemen,

US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. Letter Agreement No. 4 dated as of October 2, 2007 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Amended and Restated Letter Agreement No. 4 (this “Letter Agreement”) have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties agree that this Letter Agreement constitutes an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	*****

2.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:		By:
	Name:		Name:
	Title:		Title:

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THIRD AMENDED AND RESTATED

LETTER AGREEMENT NO. 5

TO THE AMENDED AND RESTATED AIRBUS A350 XWB PURCHASE AGREEMENT

Dated as of October 2, 2007

As of December 20, 2013

US Airways, Inc.

111 West Rio Salado Parkway

Tempe, Arizona 85281

Re: *****

Ladies and Gentlemen,

US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Second Amended and Restated Letter Agreement No. 5 dated as of November 20, 2009 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Third Amended and Restated Letter Agreement No. 5 (this “Letter Agreement”) have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties agree that this Letter Agreement constitutes an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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*****

1.	*****

1.1	*****

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1.2	*****

2.	*****

2.1	The Seller Price Revision Formula in Exhibit G-1 of the Agreement, ***** to the Scheduled Delivery Month, *****.

2.2	INTENTIONALLY LEFT BLANK.

2.3	With respect to the Aircraft that are included in *****.

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2.4	*****

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3.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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USA – Third Amended and Restated Letter Agreement No. 5 to Amended and Restated Airbus A350 XWB Purchase Agreement EXECUTION	PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:		By:
	Name:		Name:
	Title:		Title:

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AMENDED AND RESTATED

LETTER AGREEMENT NO. 6

TO THE AMENDED AND RESTATED AIRBUS A350 XWB PURCHASE AGREEMENT

Dated as of October 2, 2007

As of December 20, 2013

US Airways, Inc.

111 West Rio Salado Parkway

Tempe, Arizona 85281

Re: SPECIFICATION MATTERS

Ladies and Gentlemen,

US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. Letter Agreement No. 6 dated as of October 2, 2007 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Amended and Restated Letter Agreement No. 6 (this “Letter Agreement”) have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties agree that this Letter Agreement constitutes an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	SPECIFICATION

1.1	*****

A provisional list of contemplated SCNs (currently ADD specification changes) is set forth in Exhibit B-1.B of the Agreement for the A350-900 XWB Aircraft. *****

1.2	*****

If (i) the Buyer and the Seller ***** from October 2, 2007 and ending ***** thereafter and (ii) such SCN is *****.

1.3	*****

2.	*****

In the event that ***** is offered by the Seller, the Seller will *****.

3.	IFE SYSTEMS

The Seller shall keep the Buyer regularly apprised of developments with respect to IFE platform and relevant capabilities contemplated on the A350 XWB aircraft.

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4.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:		By:
	Name:		Name:
	Title:		Title:

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AMENDED AND RESTATED

LETTER AGREEMENT NO. 7

TO THE AMENDED AND RESTATED AIRBUS A350 XWB PURCHASE AGREEMENT

Dated as of October 2, 2007

As of December 20, 2013

US Airways, Inc.

111 West Rio Salado Parkway

Tempe, Arizona 85281

Re: PRODUCT SUPPORT

Ladies and Gentlemen,

US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. Letter Agreement No. 7 dated as of October 2, 2007 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Amended and Restated Letter Agreement No. 7 (this “Letter Agreement”) have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties agree that this Letter Agreement constitutes an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	*****

1.1	In addition to the range of training aids and services the Seller will provide the Buyer under Clause 16 of the Agreement, the Seller will provide the Buyer ***** preceding delivery of the first Aircraft.

1.2	The ***** will be ***** and will be configured in the A350 XWB standard passenger configuration. The ***** may be customized to the Buyer’s specification provided there is no cost to the Seller for such customization. The Buyer will bear the cost of any additional customization requirements selected by the Buyer. The ***** will consist of *****.

1.3	In lieu of the Seller providing *****, the Buyer may *****, which may be ***** available from the Seller. The Buyer may ***** before the Scheduled Delivery Month of the first Aircraft.

1.4	The following quoted text is added as Paragraph 1.6 to Appendix A of Clause 16 of the Agreement:

QUOTE

1.6 *****

On or before delivery of the first Aircraft, the Seller shall provide the Buyer with a maximum of *****.

UNQUOTE

2.	*****

3.	*****

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Starting ***** before the first day of the Scheduled Delivery Month of the first Aircraft, the Buyer will ***** for each of the ***** firm Aircraft for a total of ***** in lieu of ***** provided for in Paragraph 1.1 of Appendix A of Clause 16 of the Agreement. Not later than ***** before the first day of the Scheduled Delivery Month of the first Aircraft, the Buyer may ***** of such ***** for the following *****:

(i)	*****

(ii)	*****

(iii)	*****

4.	TECHNICAL DATA AND SOFTWARE SERVICES

The first sentence of Clause 14.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

***** for A350 XWB model aircraft *****.

UNQUOTE

5.	*****

6.	*****

6.1	*****

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*****

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6.2	*****

7.	WARRANTY AND SERVICE LIFE POLICY

7.1	The provisions in Clauses 12.1.3 and 12.1.4 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

12.1.3	Warranty Period

The warranties described in Clauses 12.1.1 and 12.1.2 will be limited to those defects that become apparent within *****.

12.1.4	Limitations of Warranty

(i)	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, *****

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(ii)	If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period, on the written request of the Buyer, the Seller will correct any such defect in any Aircraft that has not already been delivered to the Buyer. Subject to the provisions of Clause 8 to the Agreement, the Seller will not be responsible for, nor deemed to be in default on account of, any delay in Delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller’s undertaking to make such correction. In the alternative, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft. *****

(iii)	*****

UNQUOTE

7.2	Clause 12.2.2 of the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

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12.2.2 Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item within *****, the Seller will, at its discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation as hereinafter provided:

(i)	design and furnish to the Buyer a terminating correction for such Item and provide any parts required for such correction, or

(ii)	provide a replacement part or parts.

UNQUOTE

7.3	The definition of “N” in Clause 12.2.3 of the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

N:	*****.

UNQUOTE

8.	CUSTOMER ORIGINATED CHANGE (COC)

The following quoted text is added to the end of Clause 14.9.3(i) of the Agreement:

QUOTE

Without prejudice to any other provisions in Clause 14.9.3, if it is determined that the Seller made any error in incorporating the Buyer’s data into Technical Data, then the Buyer’s sole remedy, upon the Buyer’s notification to the Seller of such error, shall be to request the Seller to correct such COC on a mutually agreed schedule.

UNQUOTE

9.	AIRCRAFT MAINTENANCE MANUAL LIMITS

The Seller endeavors to harmonize all relevant production limits with the relevant limits specified in the Aircraft Maintenance Manual provided to the Buyer pursuant to Clause 14 of the Agreement.

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10.	ETOPS SUPPORT

The Aircraft will comply with ***** upon the Aircraft Delivery Date. The Seller will support the Buyer’s efforts to obtain FAA approval for ETOPS operation of the A350-900 XWB model Aircraft.

11.	*****

12.	*****

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13.	*****

14.	*****

15.	*****

16.	*****

17.	*****

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18.	*****

19.	*****

20.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 20 will be void and of no force or effect.

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21.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ Christophe Mourey
	Name:		Name: Christophe Mourey
	Title:		Title: Senior Vice President Contracts

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AMENDED AND RESTATED

LETTER AGREEMENT NO. 8-2

TO THE AMENDED AND RESTATED AIRBUS A350 XWB PURCHASE AGREEMENT

Dated as of October 2, 2007

As of December 20, 2013

US Airways, Inc.

111 West Rio Salado Parkway

Tempe, AZ 85281

Re:	A350-900 XWB PERFORMANCE GUARANTEES

Ladies and Gentlemen,

US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. Letter Agreements No. 8-2.A and 8-2.B dated as of October 2, 2007 to the Agreement are hereby amended and restated to read in their entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Amended and Restated Letter Agreement No. 8-2 (this “Letter Agreement”) have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties agree that this Letter Agreement constitutes an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A350-900 XWB Aircraft as described in the A350-900 standard specification document number ***** (the “A350-900 Standard Specification”), equipped with:

•	Rolls Royce Trent XWB-84 engines

with the following design weights:

• Maximum Take-Off Weight (“MTOW”)	*****

• Maximum Landing Weight (“MLW”)	*****

• Maximum Zero Fuel Weight (“MZFW”)	*****

without taking into account any further changes thereto as provided in the Agreement (the “Specification”).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

FAR take-off field length (“TOFL”) at an Aircraft gross weight of ***** at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ***** conditions shall be not more than a guaranteed value of *****.

2.2	Second Segment Climb

The Aircraft shall meet FAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run, at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Paragraphs 2.1 and 2.3.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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2.3	Take-off Weight

2.3.1	When operated under the following conditions (representative of *****):

Ambient temperature	:	*****
Line-up allowance TOD	:	*****
Line-up allowance ASD	:	*****
Pressure altitude	:	*****
Take-off run available	:	*****
Take-off distance available	:	*****
Accelerate-stop distance available	:	*****
Slope:		*****
Wind:		*****
Obstacles:	:	*****
(Height/Distance above/from start of TODA)		*****
*****
*****
*****
*****
*****
*****
*****
*****

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

2.3.2 When operated under the following conditions (representative of *****):
Ambient temperature	:	*****
Line-up allowance TOD	:	*****
Line-up allowance ASD	:	*****
Pressure altitude	:	*****
Take-off run available	:	*****
Take-off distance available	:	*****
Accelerate-stop distance available	:	*****
Slope:		*****
Wind:		*****
Obstacles:	:	*****
(Height/Distance above/from start of TODA)		*****
*****
*****
*****
*****
*****
*****
*****
*****

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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2.3.3	When operated under the following conditions (representative of *****):

Ambient temperature	:	*****
Line-up allowance TOD	:	*****
Line-up allowance ASD	:	*****
Pressure altitude	:	*****
Take-off run available	:	*****
Take-off distance available	:	*****
Accelerate-stop distance available	:	*****
Slope:		*****
Wind:		*****
Obstacles:	:	*****
(Height/Distance above/from start of TODA)		*****
*****
*****
*****

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

2.3.4 When operated under the following conditions (representative of *****):

Ambient temperature	:	*****
Line-up allowance TOD	:	*****
Line-up allowance ASD	:	*****
Pressure altitude	:	*****
Take-off run available	:	*****
Take-off distance available	:	*****
Accelerate-stop distance available	:	*****
Slope:		*****
Wind:		*****
Obstacles:	:	*****
(Height/Distance above/from start of TODA)		*****
*****
*****
*****

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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2.3.5	When operated under the following conditions (representative of *****):

Ambient temperature	:	*****
Line-up allowance TOD	:	*****
Line-up allowance ASD	:	*****
Pressure altitude	:	*****
Take-off run available	:	*****
Take-off distance available	:	*****
Accelerate-stop distance available		*****
Slope:		*****
Wind:		*****
Obstacles:	:
(Height/Distance above/from start of TODA)		*****
*****
*****
*****
*****
*****

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

2.3.6 When operated under the following conditions (representative of *****):

Ambient temperature	:	*****
Line-up allowance TOD	:	*****
Line-up allowance ASD	:	*****
Pressure altitude	:	*****
Take-off run available		*****
Take-off distance available	:	*****
Accelerate-stop distance available		*****
Slope:	:	*****
Wind:	:	*****
Obstacles:	:	*****
(Height/Distance above/from start of TODA)		*****
*****
*****
*****
*****
*****

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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2.3.7	When operated under the following conditions (representative of *****):

Ambient temperature	:	*	****
Line-up allowance TOD	:	*	****
Line-up allowance ASD	:	*	****
Pressure altitude	:	*	****
Take-off run available	:	*	****
Take-off distance available	:	*	****
Accelerate-stop distance available	:	*	****
Slope:		*	****
Wind:		*	****
Obstacles:	:	*	****
(Height/Distance above/from start of TODA)

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

2.3.8	When operated under the following conditions (representative of *****):

Ambient temperature	:	*	****
Line-up allowance TOD	:	*	****
Line-up allowance ASD	:	*	****
Pressure altitude	:	*	****
Take-off run available	:	*	****
Take-off distance available	:	*	****
Accelerate-stop distance available	:	*	****
Slope:		*	****
Wind:		*	****
Obstacles:	:	*	****
(Height/Distance above/from start of TODA)

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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2.3.9	When operated under the following conditions (representative of *****):

Ambient temperature	:	*	****
Line-up allowance TOD	:	*	****
Line-up allowance ASD	:	*	****
Pressure altitude	:	*	****
Take-off run available	:	*	****
Take-off distance available	:	*	****
Accelerate-stop distance available	:	*	****
Slope:		*	****
Wind:		*	****
Obstacles:	:	*	****
(Height/Distance above/from start of TODA)		*	****
		*	****
		*	****
		*	****
		*	****
		*	****
		*	****
		*	****
		*	****
		*	****

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****).

2.3.10	When operated under the following conditions (representative of *****):

Ambient temperature	:	*	****
Line-up allowance TOD	:	*	****
Line-up allowance ASD	:	*	****
Pressure altitude	:	*	****
Take-off run available	:	*	****
Take-off distance available	:	*	****
Accelerate-stop distance available	:	*	****
Slope:		*	****
Wind:		*	****
Obstacles:	:	*	****
(Height/Distance above/from start of TODA)		*	****
		*	****
		*	****
		*	****
		*	****
		*	****
		*	****
		*	****
		*	****
		*	****

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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EXECUTION	PRIVILEGED AND CONFIDENTIAL

2.3.11	When operated under the following conditions (representative of *****):

Ambient temperature	:	*****
Line-up allowance TOD	:	*****
Line-up allowance ASD	:	*****
Pressure altitude	:	*****
Take-off run available	:	*****
Take-off distance available	:	*****
Accelerate-stop distance available	:	*****
Slope:		*****
Wind:		*****
Obstacles:	:	*****
(Height/Distance above/from start of TODA)

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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2.3.12	When operated under the following conditions (representative of *****):

Ambient temperature	:	*****
Line-up allowance TOD	:	*****
Line-up allowance ASD	:	*****
Pressure altitude	:	*****
Take-off run available	:	*****
Take-off distance available	:	*****
Accelerate-stop distance available	:	*****
Slope:		*****
Wind:		*****
Obstacles:	:	*****
(Height/Distance above/from start of TODA)

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

2.3.13	When operated under the following conditions (representative of *****):

Ambient temperature	:	*****
Line-up allowance TOD	:	*****
Line-up allowance ASD	:	*****
Pressure altitude	:	*****
Take-off run available	:	*****
Take-off distance available	:	*****
Accelerate-stop distance available	:	*****
Slope:		*****
Wind:		*****
Obstacles:	:	*****
(Height/Distance above/from start of TODA)

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

2.3.14	When operated under the following conditions (representative of *****):

Ambient temperature	:	*****
Line-up allowance TOD	:	*****
Line-up allowance ASD	:	*****
Pressure altitude	:	*****
Take-off run available	:	*****
Take-off distance available	:	*****
Accelerate-stop distance available	:	*****
Slope:		*****
Wind:		*****
Obstacles:	:	*****
(Height/Distance above/from start of TODA)

the maximum permissible take-off weight at the start of Take-off Distance Available shall be not less than a guaranteed value of *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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2.4	Landing Field Length

FAR certified dry landing field length (“LFL”) at an Aircraft gross weight of ***** at Sea Level pressure altitude shall not be more than a guaranteed value of *****.

2.5	Speed

Level flight speed at an A350-900 XWB Aircraft gross weight of ***** at a pressure altitude of ***** conditions using a thrust not exceeding maximum cruise thrust will be not less than a guaranteed true Mach number of *****.

3	MISSION GUARANTEES

3.1	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.1.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.1.2	An allowance of *****.

3.1.3	An allowance of *****.

3.1.4	Climb from *****.

Climb and descent speeds *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.1.5.	An allowance of *****.

3.1.6.	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.1.2 to 3.1.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.1.4 above.

3.1.7	At the end of *****. This represents the estimated fuel required for:

*****

3.2	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.1.1 to 3.1.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.1.2 to 3.1.5 above.

3.3	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.3.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.3.2	An allowance of *****.

3.3.3	An allowance of *****.

3.3.4	Climb from *****.

Climb and descent speeds *****.

3.3.5	An allowance of *****.

3.3.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.3.2 to 3.3.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.3.4 above.

3.3.7	At the end of *****. This represents the estimated fuel required for:

*****

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.4	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.3.1 to 3.3.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.3.2 to 3.3.5 above.

3.5	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.5.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.5.2	An allowance of *****.

3.5.3	An allowance of *****.

3.5.4	Climb from *****.

Climb and descent speeds *****.

3.5.5	An allowance of *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.5.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.5.2 to 3.5.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.5.4 above.

3.5.7	At the end of *****. This represents the estimated fuel required for:

*****

3.6	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.5.1 to 3.5.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.5.2 to 3.5.5 above.

3.7	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.7.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.7.2	An allowance of *****.

3.7.3	An allowance of *****.

3.7.4	Climb from *****.

Climb and descent speeds *****.

3.7.5	An allowance of *****.

3.7.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.7.2 to 3.7.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.7.4 above.

3.7.7	At the end of *****. This represents the estimated fuel required for:

*****

3.8	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.7.1 to 3.7.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.7.2 to 3.7.5 above.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.9	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.9.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.9.2	An allowance of *****.

3.9.3	An allowance of *****.

3.9.4	Climb from *****.

Climb and descent speeds *****.

3.9.5	An allowance of *****.

3.9.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.9.2 to 3.9.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.9.4 above.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.9.7	At the end of *****. This represents the estimated fuel required for:

*****

3.10	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.9.1 to 3.9.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.9.2 to 3.9.5 above.

3.11	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.11.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.11.2	An allowance of *****.

3.11.3	An allowance of *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.11.4	Climb from *****.

Climb and descent speeds *****.

3.11.5	An allowance of *****.

3.11.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.11.2 to 3.11.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.11.4 above.

3.11.7	At the end of *****. This represents the estimated fuel required for:

*****

3.12	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.11.1 to 3.11.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.11.2 to 3.11.5 above.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.13	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.13.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.13.2	An allowance of *****.

3.13.3	An allowance of *****.

3.13.4	Climb from *****.

Climb and descent speeds *****.

3.13.5	An allowance of *****.

3.13.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.13.2 to 3.13.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.13.4 above.

3.13.7	At the end of *****. This represents the estimated fuel required for:

*****

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.14	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.13.1 to 3.13.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.13.2 to 3.13.5 above.

3.15	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.15.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.15.2	An allowance of *****.

3.15.3	An allowance of *****.

3.15.4	Climb from *****.

Climb and descent speeds *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.15.5	An allowance of *****.

3.15.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.15.2 to 3.15.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.15.4 above.

3.15.7	At the end of *****. This represents the estimated fuel required for:

*****

3.16	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.15.1 to 3.15.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.15.2 to 3.15.5 above.

3.17	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.17.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.17.2	An allowance of *****.

3.17.3	An allowance of *****.

3.17.4	Climb from *****.

Climb and descent speeds *****.

3.17.5	An allowance of *****.

3.17.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.17.2 to 3.17.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.17.4 above.

3.17.7	At the end of *****. This represents the estimated fuel required for:

*****

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.18	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.17.1 to 3.17.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.17.2 to 3.17.5 above.

3.19	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.19.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.19.2	An allowance of *****.

3.19.3	An allowance of *****.

3.19.4	Climb from *****.

Climb and descent speeds *****.

3.19.5	An allowance of *****.

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3.19.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.19.2 to 3.19.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.19.4 above.

3.19.7	At the end of *****. This represents the estimated fuel required for:

*****

3.20	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.19.1 to 3.19.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.19.2 to 3.19.5 above.

3.21	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.21.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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3.21.2	An allowance of *****.

3.21.3	An allowance of *****.

3.21.4	Climb from *****.

Climb and descent speeds *****.

3.21.5	An allowance of *****.

3.21.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.21.2 to 3.21.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.21.4 above.

3.21.7	At the end of *****. This represents the estimated fuel required for:

*****

3.22	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.21.1 to 3.21.7 inclusive above *****.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.21.2 to 3.21.5 above.

3.23	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.23.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.23.2	An allowance of *****.

3.23.3	An allowance of *****.

3.23.4	Climb from *****.

Climb and descent speeds *****.

3.23.5	An allowance of *****.

3.23.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.23.2 to 3.23.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.23.4 above.

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3.23.7	At the end of *****. This represents the estimated fuel required for:

*****

3.24	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.23.1 to 3.23.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.23.2 to 3.23.5 above.

3.25	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.25.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.25.2	An allowance of *****.

3.25.3	An allowance of *****.

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3.25.4	Climb from *****.

Climb and descent speeds *****.

3.25.5	An allowance of *****.

3.25.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.25.2 to 3.25.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.25.4 above.

3.25.7	At the end of *****. This represents the estimated fuel required for:

*****

3.26	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.25.1 to 3.25.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.25.2 to 3.25.5 above.

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3.27	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.27.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.27.2	An allowance of *****.

3.27.3	An allowance of *****.

3.27.4	Climb from *****.

Climb and descent speeds *****.

3.27.5	An allowance of *****.

3.27.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.27.2 to 3.27.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.27.4 above.

3.27.7	At the end of *****. This represents the estimated fuel required for:

*****

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3.28	Mission fuel burn: *****

In carrying a ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.27.1 to 3.27.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.27.2 to 3.27.5 above.

3.29	Mission Payload: *****

The A350-900 XWB Aircraft ***** when operated under the conditions defined below:

3.29.1	The departure airport conditions are such to allow the required Take-Off Weight *****.

The destination airport conditions are such to allow the required Landing Weight *****.

3.29.2	An allowance of *****.

3.29.3	An allowance of *****.

3.29.4	Climb from *****.

Climb and descent speeds *****.

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3.29.5	An allowance of *****.

3.29.6	Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.29.2 to 3.29.5 above.

Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 3.29.4 above.

3.29.7	At the end of *****. This represents the estimated fuel required for:

*****

3.30	Mission fuel burn: *****

In carrying a fixed ***** the trip fuel burnt when operated under the conditions defined in Paragraphs 3.29.1 to 3.29.7 inclusive above *****.

Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in Paragraphs 3.29.2 to 3.29.5 above.

3.31	The Payload and Fuel Burn Guarantees defined in Paragraph 3 inclusive above are based *****:

a)	*****,

b)	*****.

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4.	Structural Usable Load

The Seller *****:

-	*****,

and

-	*****

shall not *****.

The Manufacturer’s Weight Empty is subject to adjustment as defined in Paragraph 9.2 below.

5.	Noise

5.1	Exterior Noise

The exterior noise guarantees as defined below are applicable to the A350-900 XWB aircraft powered by Trent XWB engines at a MTOW and a MLW as defined in Paragraph 1 of the present document.

5.1.1	Noise Certification

The A350-900 XWB powered by Trent XWB engines at a MTOW and a MLW as defined in Paragraph 1 of the present document shall meet the noise levels limits as defined in ICAO Annex 16, Volume I, ‘Aircraft Noise’, Chapter 4, third edition, effective 11th November 1993, with a cumulative margin of *****

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

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5.1.2	APU Noise

The APU of the A350-900 XWB shall comply with the noise limits as defined in ICAO Annex 16, Vol. 1, Chapter 9, Attachment C, third edition, effective 11th November 1993.

5.2	Interior Noise

5.2.1	Interior Noise in Flight

5.2.1.1	Cockpit Noise

At a pressure altitude of 35,000 ft and a true Mach number of 0.85 in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) will not exceed the following values:

Guarantee
SPL dB(A)	*****
SIL dB	*****

Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

5.2.1.2	Cabin Noise

At a pressure altitude of 35,000 ft and a true Mach number of 0.85 in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) will not exceed the following values, considering leather seats are part of the cabin lay-out.

Guarantee (a 2 dB extra is accounted for leather seats installation)
SPL dB(A)	*****
SIL dB	*****

Noise levels shall be measured at a height of 40 inches above the passenger compartment floor on the aisle center lines in the passenger seated area. Effects on noise of Buyer furnished equipment and installations by or on behalf of the Buyer are not covered by this guarantee. The noise levels are provided for leather seats.

6	Emissions (for information only)

Airbus position is that the Engine Manufacturer directly provides AWE/USA with an aircraft engine emissions guarantee. Consequently the following is a reminder (for information only) of the regulations the engine will have to comply with during its certification.

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6.1	The Rolls-Royce Trent XWB engines will have to meet the emission levels for Smoke as defined in ICAO Annex 16, Volume II ‘Aircraft Engine Emissions’, Second Edition effective 11th November 1993, section 2.2.2.

6.2	The Rolls-Royce Trent XWB engines will have to meet the emission levels for Unburned Hydrocarbons (HC), Carbon Monoxide (CO) as defined in ICAO Annex 16, Volume II ‘Aircraft Engine Emissions’, Second Edition effective 11th November 1993, section 2.3.2.

6.3	The Rolls-Royce Trent XWB engines will have to meet the emission levels for Oxides of Nitrogen (NOx) as specified in the ICAO Annex 16, Volume II ‘Aircraft Engine Emissions’, Second Edition effective 11th November 1993, Chapter 2.3.2d (CAEP/6).

7	GUARANTEE CONDITIONS

7.1	The performance and noise certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

7.2	For the determination of FAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of centre of gravity positions, speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

7.3	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

7.4	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 8.3 below may be such as to optimise the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at 20,000 ft and above is based on an optimized centre of gravity position.

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7.5	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

7.6	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb per US gallon and a lower heating value of 18,590 BTU per lb.

7.7	Speech Interference Level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1000, 2000 and 4000 Hz octave bands. A-Weighted sound pressure level (dB(A)) is as defined in the American National Standard Specification ANSI.4-1971.

7.8	All guaranteed interior noise levels refer to an A350-900 XWB Aircraft with standard acoustic insulation and an interior completely furnished. The effect of Buyer furnished equipment other than leather passenger seats (leather seats or acoustically equivalent) shall be the responsibility of the Buyer (Remark: Standard seats tend to decrease interior noise levels by 1-2 dB)

7.9	For purposes of the sound levels guaranteed in Clause 5.2.1.2 of this Letter Agreement, the APU and air conditioning system will be operating. Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25C.

8	GUARANTEE COMPLIANCE

8.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

8.2	Compliance with the take-off, second segment, en-route one engine inoperative, approach climb and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

8.3	Compliance with those parts of the Guarantees defined in Paragraph 2 and 3 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) aircraft of the same aerodynamic configuration as the Aircraft and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

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8.4	Compliance with the Structure Usable Load guarantee defined in Paragraph 4 shall be demonstrated with reference to a weight compliance report.

8.5	The approved A350-900 XWB Aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

8.6	Compliance with the APU noise and interior noise guarantees shall be demonstrated with reference to noise surveys conducted on one (or more, at the Seller’s discretion) A350-900 XWB Aircraft of an acoustically equivalent standard to those A350-900 XWB Aircraft purchased by the Buyer.

8.7	Data derived from flight tests and noise surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

8.8	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

8.9	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A350-900 XWB Aircraft.

9	ADJUSTMENT OF GUARANTEES

9.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“rule change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

9.2	The Guarantees apply to the Aircraft as described in Paragraph 1 of this Letter Agreement and may be adjusted in the event of:

*****

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10	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

11	UNDERTAKING REMEDIES

Notwithstanding the provisions of Subclauses 12.1.1(iv) and 12.1.3. of the Agreement, *****.

The Buyer and Seller recognize and agree that, *****.

*****

11.1	*****

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11.2.	Damages will be computed on the basis of the figures defined above in (i ), (ii) and (iii) above and *****.

11.3.	*****

12.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 12 will be void and of no force or effect.

13.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:		By:
	Name:		Name:
	Title:		Title:

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APPENDIX A to

AMENDED AND RESTAETD LETTER AGREEMENT NO. 8-2

*****

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SECOND AMENDED AND RESTATED

LETTER AGREEMENT NO. 9

TO THE AMENDED AND RESTATED AIRBUS A350 XWB PURCHASE AGREEMENT

Dated as of October 2, 2007

As of December 20, 2013

US Airways, Inc.

111 West Rio Salado Parkway

Tempe, Arizona 85281

Re: *****

Ladies and Gentlemen,

US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Amended and Restated Letter Agreement No. 9 dated as of October 20, 2008 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Second Amended and Restated Letter Agreement No. 9 (this “Letter Agreement”) have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties agree that this Letter Agreement constitutes an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	*****

2.	EXCUSABLE DELAY AND TOTAL LOSS

Clause 10.1 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

10.1	Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller’s control or not occasioned by the Seller’s fault or negligence (“Excusable Delay”), including, but not limited to: (i) *****; (ii) *****; (iii) *****; and (iv) *****.

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UNQUOTE

3.	TERMINATION

3.1	Clause 21.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

21.1	Termination Events

Each of the following will constitute a “Termination Event”:

(1)	The Buyer commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or its properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or for all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for *****, or the Buyer makes a general assignment for the benefit of its creditors.

(3)	An action is commenced in any jurisdiction against the Buyer seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for *****.

(4)	The Buyer becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 21.1(1), (2) or (3).

(5)	The Buyer is generally not, or is unable to, or admits in writing its inability to, pay its debts as they become due.

(6)	The Buyer or any of its respective Affiliates fails to make (i) *****.

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(7)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

(8)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.

(9)	The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates, on the other hand, *****.

(10)	Any other event that the parties will have agreed in writing constitutes a Termination Event hereunder.

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UNQUOTE

3.2	Clause 21.2(1)(i) of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

(i)	*****;

UNQUOTE

3.3	Clause 21.2(2)(A) of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

(A) the ***** of

(a)	all Predelivery Payments ***** under this Agreement with respect to such Aircraft and

(b)	the amount set forth as follows:

1.	if the Applicable Date (as defined below) occurs ***** for each such Aircraft,

2.	if the Applicable Date occurs ***** for each such Aircraft,

3.	if the Applicable Date occurs ***** for each such Aircraft,

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USA – Second Amended and Restated Letter Agreement No. 9 to Amended and Restated Airbus A350 XWB Purchase Agreement EXECUTION	PRIVILEGED AND CONFIDENTIAL

4.	if the Applicable Date occurs ***** for each such Aircraft,

5.	if the Applicable Date occurs ***** for each such Aircraft, and

6.	if the Applicable Date occurs ***** for each such Aircraft, and

UNQUOTE

4.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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LA 9 - 6
USA – Second Amended and Restated Letter Agreement No. 9 to Amended and Restated Airbus A350 XWB Purchase Agreement EXECUTION	PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:		By:
	Name:		Name:
	Title:		Title:

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USA – Second Amended and Restated Letter Agreement No. 9 to Amended and Restated Airbus A350 XWB Purchase Agreement EXECUTION	PRIVILEGED AND CONFIDENTIAL

AMENDED AND RESTATED

LETTER AGREEMENT NO. 12

TO THE AMENDED AND RESTATED AIRBUS A350 XWB PURCHASE AGREEMENT

Dated as of October 2, 2007

As of December 20, 2013

US Airways, Inc.

111 West Rio Salado Parkway

Tempe, Arizona 85281

Re: *****

Ladies and Gentlemen,

US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. Letter Agreement No. 12 dated as of October 2, 2007 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Amended and Restated Letter Agreement No. 12 (this “Letter Agreement”) have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties agree that this Letter Agreement constitutes an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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USA – Amended and Restated Letter Agreement No. 12 to Amended and Restated Airbus A350 XWB Purchase Agreement EXECUTION	PRIVILEGED AND CONFIDENTIAL

1	PREAMBLE

1.1	AIRCRAFT CONFIGURATION

The guarantee set forth in this Letter Agreement is applicable to the A350-900 XWB Aircraft powered by Rolls-Royce Trent XWB engines, as described in the A350-900 XWB standard specification document number ***** (hereinafter referred as the “Specification”) without taking into account any further changes thereto as provided in the Agreement.

1.2	DEFINITIONS

*****

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2	*****

2.1	*****

2.2	*****

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3	BUYER’S OBLIGATIONS

3.1	*****

3.1.1	*****

3.1.2	*****

3.1.3	*****

3.1.4	*****

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3.1.5	*****

3.1.6	*****

3.1.7	*****

3.1.8	*****

3.2	*****

3.3	*****

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4	*****

4.1	*****

4.2	*****

4.3	*****

4.4	*****

4.5	*****

4.6	*****

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4.6.1	*****

4.6.2	*****

4.7	*****

4.8	*****

4.9	*****

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4.10	*****

4.11	*****

5	*****

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6.	REMEDIES - RECONCILIATION

*****

7.	LIMITATION OF DAMAGES AND EXCLUSION OF REMEDIES

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7.1	*****

7.2	*****

8	TERMINATION

8.1	This Letter Agreement and the obligations of the Seller hereunder will terminate ***** after the first revenue flight of the first Aircraft delivered to the Buyer.

8.2	Claims under this Letter Agreement will only be valid until ***** after the end of the *****.

8.3	Notwithstanding the foregoing this Letter Agreement and all obligations of the Seller hereunder will immediately terminate if:

i)	the Buyer does not take delivery of all ***** Aircraft or,

ii)	at any time after the Buyer’s acceptance of the ***** Aircraft under the Agreement, the Buyer’s Fleet will be comprised of fewer than ***** Aircraft due to sale, transfer, lease or other disposal of the Aircraft.

8.4	Notwithstanding the foregoing, this Letter Agreement and all obligations of the Seller hereunder may be terminated at any time during the ***** by mutual agreement between the Buyer and the Seller, regardless of the compliance status.

9	CONDITIONS RELATIVE TO SELLER’S AIRCRAFT PERFORMANCE AUDITS

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USA – Amended and Restated Letter Agreement No. 12 to Amended and Restated Airbus A350 XWB Purchase Agreement EXECUTION	PRIVILEGED AND CONFIDENTIAL

The Seller and the Buyer will mutually agree on the necessity of performance audits and the way they should be conducted.

10	PROCEDURAL RESPONSIBILITIES

Except as otherwise provided in this Letter Agreement or unless otherwise agreed by the parties and notwithstanding the settlement of the Seller’s obligations hereunder, the Seller will not bear any responsibility or cost related to Buyer’s activities associated with this Letter Agreement.

11	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

12	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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LA 12 - 11
USA – Amended and Restated Letter Agreement No. 12 to Amended and Restated Airbus A350 XWB Purchase Agreement EXECUTION	PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:		By:
	Name: Title:		Name: Title:

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LA 12
USA – Amended and Restated Letter Agreement No. 12 to Amended and Restated Airbus A350 XWB Purchase Agreement EXECUTION	PRIVILEGED AND CONFIDENTIAL

Appendix A to LA 12

APPENDIX A TO

THE AMENDED AND RESTATED LETTER AGREEMENT NO. 12

*****

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LA 12 - APPENDIX A
USA – Amended and Restated Letter Agreement No. 12 to Amended and Restated Airbus A350 XWB Purchase Agreement EXECUTION	PRIVILEGED AND CONFIDENTIAL

Appendix B to LA 12

APPENDIX B TO

THE AMENDED AND RESTATED LETTER AGREEMENT NO. 12

*****

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AMENDED AND RESTATED

LETTER AGREEMENT NO. 13

TO THE AMENDED AND RESTATED AIRBUS A350 XWB PURCHASE AGREEMENT

Dated as of October 2, 2007

As of December 20, 2013

US Airways, Inc.

111 West Rio Salado Parkway

Tempe, Arizona 85281

Re:	*****

Ladies and Gentlemen,

US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. Letter Agreement No. 13 dated as of October 2, 2007 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Amended and Restated Letter Agreement No. 13 (this “Letter Agreement”) have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties agree that this Letter Agreement constitutes an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	SCOPE

1.1	*****

1.2	*****

2.	DURATION

*****

3.	*****

3.1	*****

3.2	*****

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3.3	*****

4.	ADJUSTMENTS

4.1	*****

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4.2	*****

5.	REPORTING

5.1	*****

5.2	*****

5.3	*****

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5.4	*****

5.5	*****

6.	RESULTS AND REMEDY

6.1.	*****

6.1.1	*****

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6.1.2	*****

6.1.3	*****

6.2	*****

6.2.1	*****

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6.2.2	*****

6.2.3	*****

6.3	*****

6.3.1	*****

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6.3.2	*****

6.3.3	*****

6.4	*****

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6.4.1	*****

6.4.2	*****

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6.4.3	*****

6.4.4	*****

6.4.5	*****

6.5	*****

7.	*****

7.1	*****

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7.2	*****

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8.	*****

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9.	*****

9.1	*****

9.2	*****

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9.3	*****

10.	*****

11.	*****

11.1	*****

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11.2	*****

11.3	*****

12.	*****

13.	*****

14.	*****

15.	*****

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16.	NEGOTIATED AGREEMENT

THE BUYER AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE AGREEMENTS OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

17.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 17 will be void and of no force or effect.

18.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:		By:
	Name: Title:		Name: Title:

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USA – Amended and Restated Letter Agreement No. 13 to Amended and Restated Airbus A350 XWB Purchase Agreement EXECUTION	PRIVILEGED AND CONFIDENTIAL

APPENDIX 1 TO

THE AMENDED AND RESTATED LETTER AGREEMENT NO. 13

*****

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APPENDIX 2 TO

AMENDED AND RESTATED LETTER AGREEMENT NO. 13

*****

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APPENDIX 3 TO

AMENDED AND RESTATED LETTER AGREEMENT NO. 13

*****

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AMENDED AND RESTATED

LETTER AGREEMENT NO. 14

TO THE AMENDED AND RESTATED AIRBUS A350 XWB PURCHASE AGREEMENT

Dated as of October 2, 2007

As of December 20, 2013

US Airways, Inc.

111 West Rio Salado Parkway

Tempe, Arizona 85281

Re: A350 XWB *****

Ladies and Gentlemen,

US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. Letter Agreement No. 14 dated as of October 2, 2007 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Amended and Restated Letter Agreement No. 14 (this “Letter Agreement”) have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties agree that this Letter Agreement constitutes an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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USA – Amended and Restated Letter Agreement No. 14 to Amended and Restated Airbus A350 XWB Purchase Agreement EXECUTION	PRIVILEGED AND CONFIDENTIAL

1.	A350 XWB DEVELOPMENT *****

*****

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2.	PROVISION FOR ANY FUTURE INEXCUSABLE DELIVERY DELAY

Clause 11 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

11	INEXCUSABLE DELAY

11.1	Definition of Inexcusable Delay and Liquidated Damages

11.1.1	Definition of Inexcusable Delay

Inexcusable Delay – means a delay in the date when an Aircraft will be Ready for Delivery (as such month may be changed pursuant to Clauses 2, 7 or 10) that is not the result of an Excusable Delay or Total Loss.

11.1.2	Liquidated Damages

11.1.2.1	If, at any time following the date hereof and more than ***** before the first (1st) day of the Scheduled Delivery Month of the affected Aircraft, the Seller first notifies the Buyer that there will be an Inexcusable Delay with respect to an Aircraft ***** Inexcusable Delay and deliver the Aircraft in the Scheduled Delivery Month, then (x) ***** and (y) the Seller will pay the Buyer liquidated damages of ***** for each day of such Inexcusable Delay, starting ***** following the Scheduled Delivery Month, with such liquidated damages being due and payable upon Delivery of such Aircraft if no party has exercised its termination right pursuant to Clause 11.3 of the Agreement.

The amount of liquidated damages payable under this Clause 11.1.2.1 will in no event exceed the total of *****in respect of any one Aircraft.

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11.1.2.2	If, at any time between the first (1st) day of the month that is ***** and the first (1st) day of the month that is ***** before the first (1st) day of the Scheduled Delivery Month of the affected Aircraft, the Seller first notifies the Buyer that there will be an Inexcusable Delay with respect to such Aircraft ***** Inexcusable Delay and deliver the Aircraft in the Scheduled Delivery Month, then (x) ***** and (y) the Seller will pay the Buyer liquidated damages of ***** for each day of such Inexcusable Delay, starting ***** days following the Scheduled Delivery Month, with such liquidated damages being due and payable upon Delivery of such Aircraft if no party has exercised its termination right pursuant to Clause 11.3 of the Agreement.

The amount of liquidated damages payable under this Clause 11.1.2.2 will in no event exceed the total of ***** in respect of any one Aircraft.

11.1.2.3	If, at any time between the first (1st) day of the month that is ***** months and the first (1st) day of the month that is ***** months before the first (1st) day of the Scheduled Delivery Month of the affected Aircraft, the Seller first notifies the Buyer that there will be an Inexcusable Delay with respect to an Aircraft ***** Inexcusable Delay and deliver the Aircraft in the Scheduled Delivery Month, then (x) ***** and (y) in lieu of amounts pursuant to Clause 11.1.2.1 or Clause 11.1.2.2 of the Agreement, the Seller will pay the Buyer liquidated damages of ***** for each day of such Inexcusable Delay, starting ***** following the Scheduled Delivery Month, with such liquidated damages being due and payable upon Delivery of such Aircraft if no party has exercised its termination right pursuant to Clause 11.3 of the Agreement.

The amount of liquidated damages payable under this Clause 11.1.2.3 will in no event exceed the total of ***** in respect of any one Aircraft.

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11.1.2.4	If, at any time within ***** months of the first (1st) day of the Scheduled Delivery Month of the affected Aircraft, the Seller first notifies the Buyer that there will be an Inexcusable Delay with respect to an Aircraft ***** an Inexcusable Delay, *****, then (x) ***** and (y) in lieu of amounts pursuant to Clause 11.1.2.1, Clause 11.1.2.2 or Clause 11.1.2.3 of the Agreement, the Seller will pay the Buyer liquidated damages of ***** for each day of such Inexcusable Delay, starting ***** following the Scheduled Delivery Month, with such liquidated damages being due and payable upon Delivery of such Aircraft if no party has exercised its termination right pursuant to Clause 11.3 of the Agreement.

The amount of liquidated damages payable under this Clause 11.1.2.4 will in no event exceed the total of ***** in respect of any one Aircraft.

11.1.2.5	Any notice given pursuant to this Clause 11.1.2 will include the anticipated revised delivery month for the Aircraft that is the subject of an Inexcusable Delay.

11.2	Renegotiation

If, as a result of an Inexcusable Delay, Delivery does not occur within ***** after the last day of the Scheduled Delivery Month, the Buyer will have the right, exercisable by written notice given by it to the Seller within ***** after such ***** to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Upon mutual agreement by the Buyer and Seller as to a revised scheduled delivery month, such new scheduled delivery month shall be deemed to be the Scheduled Delivery Month for all purposes of this Agreement. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1 with respect to any Inexcusable Delay.

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11.3	Termination

(a) If the Seller’s notification(s) pursuant to Clause 11.1.2.1, Clause 11.1.2.2, Clause 11.1.2.3 or Clause 11.1.2.4 of the Agreement informs the Buyer of an aggregate delay of ***** or longer, then the Buyer will have the right, exercisable by written notice to the Seller given between ***** and ***** after the Buyer’s receipt of the Seller’s notification pursuant to Clause 11.1.2.1, Clause 11.1.2.2, Clause 11.1.2.3 or Clause 11.1.2.4 to terminate this Agreement in respect of the affected Aircraft.

(b) If Delivery does not occur within ***** after the last day of the Scheduled Delivery Month, and such non-Delivery is not due to an Excusable Delay or a Total Loss, then the Buyer and the Seller will have the right, exercisable by written notice to the other party, given between ***** and ***** after such ***** to terminate this Agreement in respect of the affected Aircraft.

(c) If the Seller’s notification(s) pursuant to Clause 11.1.2.1, Clause 11.1.2.2, Clause 11.1.2.3 or Clause 11.1.2.4 of the Agreement informs the Buyer of an aggregate delay of ***** or longer with respect to all or any of the first ***** Aircraft (as determined by the chronological order of the then Scheduled Delivery Month for each such Aircraft), then the Buyer will have the right, exercisable by written notice to the Seller given between ***** and ***** after the Buyer’s receipt of the Seller’s notification pursuant to Clause 11.1.2.1, Clause 11.1.2.2, Clause 11.1.2.3 or Clause 11.1.2.4 of the Agreement to terminate the Agreement in respect of all remaining undelivered Aircraft.

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(d) If (i) Delivery does not occur within ***** after the last day of the Scheduled Delivery Month and such non-Delivery is not due to an Excusable Delay or a Total Loss with respect to each of the first ***** Aircraft (as determined by the chronological order of the then Scheduled Delivery Month for each such Aircraft), or (ii) if the aggregate number of months of delay that is not due to an Excusable Delay or a Total Loss with respect to all or any of such first ***** Aircraft (as determined by the chronological order of the then Scheduled Delivery Month for each such Aircraft) is equal to *****, then the Buyer and the Seller will have the right, exercisable by written notice given between ***** and ***** after such ***** to terminate this Agreement in respect of all undelivered Aircraft.

11.3.1	If, as a result of an Inexcusable Delay, Delivery does not occur within ***** after the last day of the Scheduled Delivery Month, then both parties will have the right exercisable by written notice to the other party, given between ***** and ***** after the lapse of such ***** period, to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party will have any claim against the other, except that the Seller will pay to the Buyer any amounts due pursuant to Clause 11.1 of the Agreement ***** hereunder in respect of the Aircraft as to which this Agreement has been terminated.

11.3.2	In the event of termination, neither party will have any claim against the other, except that the Seller will, on the date of such termination, pay to an account designated in writing by the Buyer (1) ***** in respect of the Aircraft as to which this Agreement has been terminated and (2) any amounts due pursuant to Clause 11.1.2.1, Clause 11.1.2.2, Clause 11.1.2.3 or Clause 11.1.2.4 of the Agreement, whichever is applicable, in respect of any and all delayed Aircraft, ***** set out in the Seller’s notice constitutes the actual Aircraft delay (with the last day of the anticipated delivery month being assumed as the applicable delivery date when calculating the liquidated damages for such anticipated delay).

11.3.3	If the parties agree to reschedule the affected Aircraft following the Seller’s notice of an Inexcusable Delay, then:

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(i)	amounts due the Buyer pursuant to Clause 11.1.2.1, 11.1.2.2, 11.1.2.3 or 11.1.2.4 of the Agreement, whichever is applicable, in respect of each affected Aircraft will accrue to the Buyer and shall be paid by the Seller on the Delivery Date; and

(ii)	in the event of any Inexcusable Delay following such rescheduling for each such Inexcusable Delay considered separately, (1) the Buyer and Seller will have all rights pursuant to Clause 11.3(a), (b), (c) and (d) and Clause 11.3.1 of the Agreement for the period of any such Inexcusable Delay and (2) notice of any such Inexcusable Delay from the Seller will be deemed the first notice of an Inexcusable Delay (that is, as if no previous Inexcusable Delay had occurred but without prejudice to the Buyer’s right to receive Liquidated Damages with respect to any such previous Inexcusable Delay).

11.3.4	*****

11.4	Setoff Payments

Notwithstanding anything contained herein to the contrary, before being required to make any payments under Clauses 11.1 or 11.3 above, the Seller will have the right to apply any and all sums previously paid by the Buyer to the Seller with respect to an Aircraft as to which this Agreement has been terminated to the payment of any other amounts that any Buyer or any Affiliate of the Buyer owes to the Seller or any Affiliate thereof under any agreement between them.

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11.5	REMEDIES

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR ANTICIPATED DELAYS IN DELIVERY AND ACTUAL DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY, DIRECTLY OR INDIRECTLY, THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

UNQUOTE

3.	*****

3.1	*****

3.2	*****

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3.3	*****

3.4	*****

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4.	DUPLICATE REMEDIES FOR TERMINATION

The Buyer may elect to receive remedies for any termination under either Paragraph 2, if applicable or Paragraph 3, if applicable, but shall not be entitled to cumulative remedies under both Paragraph 2 and Paragraph 3 for any termination.

5.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:		By:
	Name:		Name:
	Title:		Title:

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